UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	001-38148	46-2609363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

2401 S. Foothill Drive, Suite D, Salt Lake City Utah 84109

(Address of principal executive offices) (Zip Code)

(801) 438-1036

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on October 20, 2025, Co-Diagnostics, Inc., a Utah corporation (the “Company”), entered into an equity distribution agreement (the “Original Equity Distribution Agreement”) with Maxim Group LLC (“Maxim”).

On July 27, 2026, the Company and Maxim entered into an amendment to the Original Equity Distribution Agreement (the “Equity Distribution Agreement Amendment”), which, among other things, removed the fixed aggregate dollar limitation on sales under the Original Equity Distribution Agreement, such that future offers and sales of our Common Stock will be limited solely by the amount of Common Stock currently registered and available for issuance under our effective registration statement.

The offer and sale of the shares is being made pursuant to the Shelf Registration Statement (Registration No. 333-295803) and the related prospectus supplement dated July 27, 2026 (the “Prospectus Supplement”) filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Equity Distribution Agreement Amendment is only a summary and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Company’s entry into the Equity Distribution Agreement Amendment and filing of the Prospectus Supplement, the Company also agreed with the investors under the Securities Purchase Agreement dated May 19, 2026, to extend the period during which the Company will not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto to 5:00 pm Eastern Time on August 14, 2026.

The legal opinion of Dorsey & Whitney LLP relating to the shares being offered pursuant to the Equity Distribution Agreement (as amended by the Equity Distribution Agreement Amendment) and the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares as discussed herein, nor shall there be any sale of the shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Dorsey & Whitney LLP
10.1	Amendment to Equity Distribution Agreement, by and between Co-Diagnostics, Inc. and Maxim Group LLC, dated July 27, 2026.
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: July 27, 2026	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)